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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-21435
-----------------------------------------------------------------

                       GENERAL ELECTRIC S&S INCOME FUND
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC,3001, SUMMER STREET,STAMFORD,CONNECTICUT, 06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------


Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: :  12/31/07
                          -------------------------

S&S PROGRAM


Program Mutual Fund
Income Fund





Annual Report

December 31, 2007



[GE LOGO OMITTED]

Contents
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NOTES TO PERFORMANCE ...................................................     1

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS
   PROGRAM MUTUAL FUND .................................................     2

   INCOME FUND .........................................................    10

NOTES TO SCHEDULES OF INVESTMENTS ......................................    27

FINANCIAL STATEMENTS

   Financial Highlights ................................................    28

   Statements of Assets and Liabilities ................................    30

   Statements of Operations ............................................    31

   Statements of Changes in Net Assets .................................    32

   Notes to Financial Statements .......................................    33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ................    41

TAX INFORMATION ........................................................    42

ADVISORY AGREEMENT RENEWAL .............................................    43

ADDITIONAL INFORMATION .................................................    46

INVESTMENT TEAM ........................................................    49

Notes to Performance (unaudited)
--------------------------------------------------------------------------------


Information on the subsequent performance pages relating to the GE S&S Program Mutual Fund and GE S&S Income Fund (each a "Fund" and collectively the "Funds") one year total return is audited, all other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 800-242-0134 for the most recent month-end performance data.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500(R) Index of stocks (S&P 500 Index) and the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond Index) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. LB Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first-rate bond market. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and are unaudited.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal. The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds, which do not meet their net asset or number of shareholder publication thresholds. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.


----------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE S&S PROGRAM MUTUAL FUND AND THE GE S&S INCOME FUND, AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUNDS.

GE S&S Program Mutual Fund
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THE GE S&S PROGRAM MUTUAL FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT
INCLUDES THOMAS R. LINCOLN, PAUL C. REINHARDT, STEPHEN V. GELHAUS AND GEORGE A. BICHER (PICTURED BELOW FROM LEFT TO RIGHT). EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES (OR CO-MANAGES) ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. THE THREE SUB-PORTFOLIOS ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR SUB-PORTFOLIO. THE WEIGHTINGS TO EACH SUB-PORTFOLIO IN THE FUND, WHICH CAN BE CHANGED AT ANY TIME BUT GENERALLY REMAIN STABLE FOR 18 TO 24 MONTHS, ARE DRIVEN BY THE OBJECTIVE OF KEEPING THE FUND "STYLE NEUTRAL" SUCH THAT IT COMBINES BOTH GROWTH AND VALUE INVESTMENT MANAGEMENT STYLES AND DOES NOT TEND TO FAVOR EITHER STYLE.

GEORGE A. BICHER IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT INCORPORATED
(GEAM). MR. BICHER IS DIRECTOR OF THE U.S. EQUITY RESEARCH TEAM AND A PORTFOLIO MANAGER FOR THE GE S&S PROGRAM MUTUAL FUND SINCE JANUARY 2007. MR. BICHER HAS HELD THE POSITION OF EQUITY RESEARCH ANALYST SINCE JOINING GEAM IN JUNE 2002. PRIOR TO JOINING GEAM, HE SERVED IN A NUMBER OF POSITIONS AT DEUTSCHE BANC ALEX BROWN SINCE 1994.

THOMAS R. LINCOLN IS A SENIOR VICE PRESIDENT OF GEAM. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE GE S&S PROGRAM MUTUAL FUND SINCE MAY 2007. MR. LINCOLN JOINED GEAM IN 1994 AS A FINANCIAL ANALYST IN U.S. EQUITIES. MR. LINCOLN BECAME PART OF THE INVESTMENT MANAGEMENT TEAM FOR U.S. EQUITIES AT GEAM IN 1997 AND A PORTFOLIO MANAGER FOR U.S. EQUITIES IN 2003.

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GEAM. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE GE S&S PROGRAM MUTUAL FUND SINCE JANUARY 2002. MR. GELHAUS JOINED GEAM IN JUNE 1991 AND WAS A RESEARCH ANALYST IN U.S. EQUITIES FROM 1995 THROUGH 2001 AND BECAME AN ASSOCIATE PORTFOLIO MANAGER AT GEAM IN 1999.

PAUL C. REINHARDT IS A SENIOR VICE PRESIDENT OF GEAM. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE GE S&S PROGRAM MUTUAL FUND SINCE JANUARY 2001. MR. REINHARDT JOINED GEAM IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987.


[PHOTO OMITTED]

--------------------------------------------------------------------------------
                                                                             Q&A


Q. HOW DID THE GE S&S PROGRAM MUTUAL FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2007?

A. For the twelve-month period ended December 31, 2007, the GE S&S Program Mutual Fund returned 8.53%. The S&P 500 Index, the Fund's benchmark, returned 5.50% and the Fund's Lipper peer group of 835 Large-Cap Core funds returned an average of 5.73% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. In the first half of the year, stocks rallied due to strong corporate earnings, record M&A activity, cooling inflation worries and in the absence of Fed tightening. The market's climb was interrupted by global liquidity concerns in February, and again in late June and July of 2007, amid a credit crunch brought about by rising sub-prime mortgage defaults. However, accommodative actions by the Fed in late summer/early fall propelled the markets higher, and the S&P 500 reached a record high of 1,565 in early October as Fed remarks allayed investor concerns that the economy was headed for recession. However, stocks pulled back sharply during the balance of the fourth quarter, reflecting investor concerns over the economic impact of the housing- and credit-market turmoil and record-high oil prices. In this environment, the growth style of investing outperformed the value style for the first time in seven years. Large caps also outperformed small, as these higher-quality companies are better able to sustain earnings growth during a significant economic slowdown.

    Eight out of ten S&P 500 sectors had positive returns, and each of these was in the double-digits, led by sectors tilted toward global infrastructure investment and booming commodity prices, including energy (+35%) and materials (+23%). Utilities (+20%) were a good place to be, and technology (+16%) showed strength as the sector's high proportion of non-US revenues promised some insulation from a slowing domestic economy. The two sectors that lagged brought the index return down into the mid-single digits, as the S&P 500 returned +5.5% for the year. Financials (-19%) lagged the most, facing credit cycle headwinds and broken balance sheets. Consumer discretionary (-13%) also lagged the broad market as the recession debate increased.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund's preference for large, high quality companies paid off in a year where stock market volatility increased. Underweighting financials -- the S&P 500's worst performing sector -- was the Fund's primary driver of outperformance. Underweighting commercial banks and consumer finance companies, as well as focusing on State Street (+22%) within the capital markets industry, provided key downside protection. Strong stock selection in the materials, industrials and energy sectors also drove gains. While these sectors have been buoyed by robust investment in developing economies, the Fund has owned some the top performers, including Hess (+105%), global oil services giants Transocean (+67%) and Schlumberger (+57%), aerospace leader Textron (+54%) and agricultural

GE S&S Program Mutual Fund
--------------------------------------------------------------------------------
                                                                             Q&A


    bioengineering company Monsanto (+115%). Defensive consumer staples stocks also benefited the Fund against the backdrop of a slowing U.S. economy, with large cap multinationals like Pepsi (+24%) and Procter & Gamble (+17%) boosting returns.

    Partially offsetting the Fund's broad-based strength were negative contributions from healthcare and telecommunications. Most notable was a pullback in Amgen (-32%), which suffered amid safety concerns regarding its anemia drugs and increased FDA scrutiny. However, we continued to like the strength in Amgen's pipeline of biotech products, and its long-term prospects. Our continued underweight in telecommunications was another key detractor. While we have been adding to our position in AT&T (+21%), our underweight versus the benchmark hampered returns, as did the lag in Latin wireless provider, NII Holdings (-38%). We continued to believe that the cable companies would be more successful taking share from phone companies rather than vice versa, hence our larger relative weighting in media, taking a long-term view. Unfortunately, disappointing results at cable giant, Comcast (-35%) detracted from relative performance this year.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes to the Fund during the year, as we have remained committed to investing in high quality large-cap stocks with predictable and steady earnings growth at compelling valuations. We continue to be relatively defensively positioned, although at year-end, our largest overweight was in technology -- an area that we believe could benefit from multiple expansion in the months to come due to the large international component of tech earnings, and its above average growth prospects. Overall, our tech holdings tend not to be the most economically sensitive, with high recurring revenues and ample free cash flow. We added to our overweight in consumer staples and materials during the period. We also capitalized on strength in the energy and utilities sectors to take some profits, and we reduced our overweight in healthcare due to some increased uncertainty in the risk landscape.

    The U.S. has experienced economic growth that we believe was below potential in 2007, and earnings growth has slowed. We are constructive on our positioning in this environment and the high quality of our holdings. We had expected the companies in the Fund's portfolio to demonstrate the financial flexibility and balance sheet strength to weather a mid-cycle slowdown, and to be bolstered by a flight to quality in skittish markets. Valuations of larger, high-quality companies sold at little or no premium in the past year. We believe that many of our stock selections will benefit from improving valuations and superior relative earnings growth. In addition, many of our multinationals will likely benefit from strong growth outside of North America. We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, fundamental approach to stock selection.

GE S&S Program Mutual Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2007 - DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------
                                 ACCOUNT VALUE AT                ACCOUNT VALUE                 EXPENSES
                                 THE BEGINNING OF                AT THE END OF                PAID DURING
                                  THE PERIOD ($)                 THE PERIOD ($)             THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                 1,000.00                      1,013.14                       0.51
---------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)             1,000.00                      1,024.41                       0.51
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.10% (FROM PERIOD JULY 1, 2007 - DECEMBER 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2007 ARE AS
   FOLLOWS: 1.31%.

GE S&S Program Mutual Fund
--------------------------------------------------------------------------------


                     CHANGE IN VALUE OF A $10,000 INVESTMENT

[LINE CHART OMITTED PLOT POINTS FOLLOWS]

                 GE S&S PROGRAM
                   MUTUAL FUND               S&P 500 INDEX
12/97               $10000                      $10000
12/98                12378                       12870
12/99                14821                       15581
12/00                14830                       14150
12/01                13535                       12465
12/02                10976                        9710
12/03                13585                       12499
12/04                14740                       13859
12/05                15174                       14541
12/06                17726                       16837
12/07                19239                       17763


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------
                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
--------------------------------------------------------------------------------
GE S&S Program
   Mutual Fund        8.53%    11.88%    6.76%
--------------------------------------------------------------------------------
S&P 500 Index         5.50%    12.84%    5.91%
--------------------------------------------------------------------------------


GE S&S Program Mutual Fund (ending value $19,239)

S&P 500 Index (ending value $17,763)


                               INVESTMENT PROFILE

     A fund designed for investors who seek long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of U.S. companies.


                        * LIPPER PERFORMANCE COMPARISON
                           LARGE CAP CORE PEER GROUP

                     BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/07

                                            ONE      FIVE     TEN
                                           YEAR      YEAR    YEAR

  Fund's rank in peer group:                220      264       45

  Number of Funds in peer group:            835      572      287

  Peer group average annual total return:  5.73%   11.70%    5.04%

  Lipper categories in peer group: Large Cap Core

  * SEE NOTES TO PERFORMANCE FOR THE EXPLANATION OF PEER CATEGORIES.


                                TOP TEN HOLDINGS
                             AS OF DECEMBER 31, 2007
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
Exxon Mobil Corp.                3.39%
--------------------------------------------------------------------------------
Microsoft Corp.                  3.21%
--------------------------------------------------------------------------------
American International
 Group, Inc.                     3.05%
--------------------------------------------------------------------------------
Procter & Gamble Co.             3.01%
--------------------------------------------------------------------------------
Cisco Systems, Inc.              2.58%
--------------------------------------------------------------------------------
PepsiCo, Inc.                    2.46%
--------------------------------------------------------------------------------
State Street Corp.               2.30%
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.         2.09%
--------------------------------------------------------------------------------
Amgen, Inc.                      2.05%
--------------------------------------------------------------------------------
Oracle Corp.                     1.98%
--------------------------------------------------------------------------------


SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

GE S&S PROGRAM MUTUAL FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                           GE S&S PROGRAM MUTUAL FUND
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $4,677,821 AS OF DECEMBER 31, 2007.

[PIE CHART OMITTED PLOT POINTS FOLLOWS]

Information Technology 22.5%
Healthcare 13.5%
Financials 13.1%
Consumer Staples 11.7%
Energy 10.6%
Industrials 9.6%
Consumer Discretionary 8.8%
Materials 3.7%
Utilities 2.8%
Telecommunication Services 2.4%
Short-Term 1.3%


                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.7%+
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 8.8%

Bed Bath & Beyond, Inc.      1,388,855  $   40,818 (a)
Cablevision Systems Corp.      227,122       5,565 (a)
Carnival Corp.                 751,981      33,456
CBS Corp.                      200,624       5,467
Comcast Corp. (Class A)      3,642,860      66,009 (a)
General Motors Corp.           209,827       5,223
Kohl's Corp.                   195,277       8,944 (a)
Koninklijke Philips
   Electronics N.V. ADR        403,993      17,271
Liberty Global, Inc.
   (Series C)                  385,506      14,106 (a)
Liberty Media Holding Corp -
   Capital (Series A)          203,655      23,724 (a)
Lowe's Companies, Inc.       1,279,590      28,944
News Corp. (Class A)           939,523      19,251
Omnicom Group, Inc.          1,623,136      77,148
Staples, Inc.                  422,378       9,744
Target Corp.                   175,768       8,788
The Cheesecake Factory         243,171       5,766 (a)
Time Warner, Inc.            1,932,286      31,902
Viacom Inc. (Class B)          182,152       8,000 (a)
                                           410,126

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 11.7%

Alberto-Culver Co.             500,249  $   12,276
Clorox Co.                     476,956      31,083
Colgate-Palmolive Co.          630,037      49,118
Diageo PLC ADR                 100,216       8,602
General Mills, Inc.            792,837      45,192
Kimberly-Clark Corp.           846,359      58,687
McCormick & Company, Inc.      607,317      23,023
Nestle S.A. ADR                134,665      15,419
PepsiCo, Inc.                1,516,005     115,065
Procter & Gamble Co.         1,917,817     140,806
Sara Lee Corp.                 476,956       7,660
The Coca-Cola Co.              112,742       6,919
The Estee Lauder Companies
   Inc. (Class A)              234,693      10,235
Wal-Mart Stores, Inc.          469,762      22,328
                                           546,413

ENERGY -- 10.6%

Apache Corp.                   144,060      15,492
Devon Energy Corp.             301,358      26,794
EOG Resources, Inc.            203,238      18,139
Exxon Mobil Corp.            1,693,286     158,644
Halliburton Co.              1,199,375      45,468
Hess Corp.                     523,115      52,761
Marathon Oil Corp.             103,337       6,289
Nabors Industries Ltd.         264,975       7,258 (a)
Schlumberger Ltd.              765,235      75,276
Suncor Energy, Inc.             71,309       7,753
Transocean, Inc.               573,518      82,099
                                           495,973

FINANCIALS -- 13.1%

ACE Ltd.                       329,444      20,353
Allstate Corp.                 363,282      18,974
American International
   Group, Inc.               2,447,240     142,674
AON Corp.                      375,809      17,922
Bank of New York Mellon Corp.  513,606      25,043
Berkshire Hathaway, Inc.
   (Class B)                       859       4,068 (a)
BlackRock Inc. (Class A)        50,108      10,863
CB Richard Ellis Group, Inc.
   (Class A)                   921,345      19,855 (a)
Chubb Corp.                    375,809      20,512

---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S PROGRAM MUTUAL FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

Citigroup, Inc.              2,242,887  $   66,031
Federal Home Loan
   Mortgage Corp.              760,258      25,902
Federal National
   Mortgage Assoc.             393,940      15,750
Goldman Sachs Group, Inc.       57,875      12,446
Hartford Financial Services
   Group, Inc.                 114,859      10,015
HCC Insurance Holdings, Inc.   258,739       7,421
JP Morgan Chase & Co.          189,582       8,275
Metlife, Inc.                  819,654      50,507
State Street Corp.           1,327,824     107,819 (e)
SunTrust Banks, Inc.           359,545      22,468
US Bancorp                     151,415       4,806
                                           611,704

HEALTHCARE -- 13.5%

Abbott Laboratories            834,112      46,835
Aetna, Inc.                    678,440      39,166
Amgen, Inc.                  2,062,054      95,762 (a)
Baxter International, Inc.     528,465      30,677
Boston Scientific Corp.        590,701       6,870 (a)
Bristol-Myers Squibb Co.       586,731      15,560
Covidien Ltd.                  421,759      18,680
DaVita, Inc.                   272,462      15,353 (a)
Genentech Inc.                 170,361      11,426 (a)
Gilead Sciences, Inc.          487,710      22,440 (a)
GlaxoSmithKline PLC ADR        219,186      11,045
Johnson & Johnson              409,144      27,290
Lincare Holdings Inc.           74,996       2,637 (a)
McKesson Corp.                 291,252      19,080
Medco Health Solutions, Inc.     52,99     5 5,374 (a)
Medtronic Inc.                 696,908      35,034
Merck & Company, Inc.          304,904      17,718
Novartis AG ADR                 72,030       3,912
Resmed, Inc.                   475,965      25,002 (a)
Thermo Electron Corp.          115,875       6,684 (a)
UnitedHealth Group, Inc.     1,678,800      97,706
Wyeth                        1,713,461      75,718
                                           629,969

INDUSTRIALS -- 9.6%

ABB Ltd. ADR                   501,079      14,431
CAE, Inc.                    1,964,606      26,495
Cooper Industries Ltd.         634,578      33,556

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

Deere & Co.                    231,749  $   21,580
Dover Corp.                  1,159,725      53,452
Eaton Corp.                    241,355      23,399
Emerson Electric Co.           633,596      35,900
General Dynamics Corp.         395,106      35,160
Hexcel Corp.                   457,285      11,103 (a)
ITT Corp.                      166,556      10,999
Monster Worldwide, Inc.         90,024       2,917 (a)
Northrop Grumman Corp.          37,854       2,977
Rockwell Collins, Inc.          50,108       3,606
Textron Inc.                 1,050,387      74,893
3M Co.                         291,252      24,558
United Technologies Corp.      988,800      75,683
                                           450,709

INFORMATION TECHNOLOGY -- 22.5%

Affiliated Computer
   Services, Inc. (Class A)    264,975      11,950 (a)
Alibaba.com Ltd.               325,853       1,176 (a,b)
Analog Devices, Inc.           516,738      16,381
Automatic Data
   Processing, Inc.            474,222      21,117
Cisco Systems, Inc.          4,465,378     120,878 (a)
Corning Incorporated         1,011,730      24,271
Dell, Inc.                     140,928       3,454 (a)
EMC Corp.                      181,698       3,367 (a)
Fidelity National Information
   Services, Inc.              508,455      21,147
Hewlett-Packard Co.          1,018,957      51,437
Intel Corp.                  3,439,619      91,700
International Business
   Machines Corp.              383,836      41,493
Intuit Inc.                    948,444      29,980 (a)
Lam Research Corp.             158,985       6,873 (a)
Maxim Integrated
   Products, Inc.              761,275      20,159
Microchip Technology Inc.      694,199      21,812
Microsoft Corp.              4,214,063     150,021
Molex, Inc. (Class A)          826,501      21,712
National Semiconductor Corp.               576,241 13,046
Oracle Corp.                 4,092,397      92,406 (a)
Paychex, Inc.                1,209,703      43,815
QUALCOMM, Inc.               1,910,863      75,192
Research In Motion Ltd.        172,940      19,611 (a)
Salesforce.com, Inc.            78,709       4,934 (a)

---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S PROGRAM MUTUAL FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

Taiwan Semiconductor
   Manufacturing
   Company Ltd. ADR          1,096,112  $   10,917
Texas Instruments
   Incorporated                566,846      18,933
Western Union Co.            3,361,795      81,624
Yahoo! Inc.                  1,449,590      33,717 (a)
                                         1,053,123

MATERIALS -- 3.7%

Alcoa, Inc.                    250,540       9,157
Allegheny Technologies
   Incorporated                265,293      22,921
Barrick Gold Corp.           1,036,454      43,583
Freeport-McMoRan Copper &
   Gold Inc. (Class B)         203,227      20,819
Monsanto Co.                   417,057      46,581
PAN American Silver Corp.      227,122       7,933 (a)
Praxair, Inc.                  258,708      22,950
                                           173,944

TELECOMMUNICATION SERVICES -- 2.4%

AT&T, Inc.                     187,905       7,809
NII Holdings Inc. (Class B)  1,101,697      53,234 (a)
Sprint Nextel Corp.
  (Series 1)                    75,707         994
Verizon Communications Inc.  1,022,900      44,691
Vodafone Group, PLC ADR        212,958       7,948
                                           114,676

UTILITIES -- 2.8%

American Electric Power
   Company, Inc.               137,797       6,416
Constellation Energy
   Group, Inc.                 189,268      19,406
Dominion Resources, Inc.     1,020,180      48,408
Edison International           250,540      13,371
Entergy Corp.                  156,588      18,715
FPL Group, Inc.                205,022      13,896
PG&E Corp.                     199,086       8,579
                                           128,791

TOTAL INVESTMENTS
   (COST $4,103,161)                     4,615,428

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

State Street Corp.
   3.65% dated 12/30/07, to be
   repurchased at $62,406, on
   1/02/08 collateralized by
   $63,645 U.S. Government
   Agency Bond, 4.13%
   maturing 2/15/08  01/02/08  $62,393  $   62,393 (e)
   (COST $62,393)

TOTAL INVESTMENTS
   (COST $4,165,554)                     4,677,821

OTHER ASSETS AND LIABILITIES,
   NET-- 0.0%*                                 415
                                        ----------

NET ASSETS-- 100.0%                     $4,678,236
                                        ==========

* less than 0.1%

---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S Income Fund
--------------------------------------------------------------------------------


THE GE S&S INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES SINHA CHITRANJAN, PAUL M. COLONNA, WILLIAM M. HEALEY, MARK H. JOHNSON, JAMES F. PALMIERI, VITA MARIE PIKE AND LEWIS TATANANNI. AS LEAD PORTFOLIO MANAGER FOR THE INCOME FUND, MR. COLONNA (PICTURED BELOW) HAS OVERSIGHT AUTHORITY OVER THE FUND.

SINHA CHITRANJAN IS A PORTFOLIO MANAGER AND SENIOR QUANT ANALYST AT GEAM. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE GE S&S INCOME FUND SINCE SEPTEMBER 2007. MR. SINHA JOINED GEAM IN 1997 AND BECAME A FIXED INCOME ANALYST IN 1998. HE BECAME VICE PRESIDENT -- DERIVATIVE STRATEGIES IN 2002, SENIOR QUANT ANALYST IN 2003, AND A PORTFOLIO MANAGER AND SENIOR QUANT ANALYST IN 2005.

PAUL M. COLONNA IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT AND PRESIDENT - FIXED INCOME AT GEAM. SINCE JANUARY 2005, HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE GE S&S INCOME FUND, AS WELL AS OTHER FIXED INCOME FUNDS MANAGED BY GEAM. MR. COLONNA BECAME PRESIDENT -- FIXED INCOME IN MARCH 2007. PRIOR TO JOINING GEAM IN FEBRUARY 2000, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.

MARK H. JOHNSON IS A SENIOR VICE PRESIDENT OF GEAM AND SENIOR PORTFOLIO MANAGER OF STRUCTURED PRODUCTS. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE GE S&S INCOME FUND SINCE SEPTEMBER 2007. MR. JOHNSON JOINED GE IN 1998 IN ITS EMPLOYERS REINSURANCE CORPORATION AS A TAXABLE INCOME PORTFOLIO MANAGER. MR. JOHNSON JOINED GEAM AS A VICE PRESIDENT AND PORTFOLIO MANAGER IN 2002 AND BECAME A SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF STRUCTURED PRODUCTS IN 2007.

WILLIAM M. HEALEY IS A SENIOR VICE PRESIDENT OF GEAM. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE GE S&S INCOME FUND SINCE JOINING GEAM IN 1996. PRIOR TO JOINING GEAM, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.

JAMES F. PALMIERI IS A PORTFOLIO MANAGER OF GEAM. SINCE MARCH 2006, HE HAS MANAGED THE MORTGAGE-BACKED SECURITIES SECTOR FOR THE GE S&S INCOME FUND. PRIOR TO JOINING GEAM IN MARCH 2006, MR. PALMIERI WAS A DIRECTOR OF INVESTMENTS FOR CONSTITUTION CORPORATE FEDERAL CREDIT UNION FROM FEBRUARY 2005 TO MARCH 2006 AND A PORTFOLIO MANAGER FOR CIGNA INVESTMENT MANAGEMENT FROM JANUARY 2000 TO FEBRUARY 2005.

LEWIS TATANANNI IS A SENIOR CORPORATE TRADER AT GEAM. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE GE S&S INCOME FUND SINCE DECEMBER 2007. MR. TATANANNI JOINED GEAM IN OCTOBER 2002 AND WAS RESPONSIBLE FOR EXECUTING THE INTEREST RATE DERIVATIVE HEDGING PROGRAMS FOR GEAM'S INSURANCE CLIENTS. MR. TATANANNI JOINED GE IN 1999 AS


[PHOTO OMITTED]

--------------------------------------------------------------------------------
                                                                             Q&A


AN ASSOCIATE AT GE CAPITAL TREASURY AND WAS RESPONSIBLE FOR DEBT ORIGINATION AND DERIVATIVE EXECUTION.

VITA MARIE PIKE IS A VICE PRESIDENT OF GEAM. SHE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE GE S&S INCOME FUND SINCE JUNE 2004. PRIOR TO JOINING GEAM IN JANUARY 2001, SHE WAS WITH ALLIANCE CAPITAL FOR OVER NINE YEARS SERVING IN A NUMBER OF DIFFERENT CAPACITIES INCLUDING PORTFOLIO MANAGER.

Q. HOW DID THE GE S&S INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2007?

A. For the twelve-month period ended December 31, 2007, the GE S&S Income Fund returned 6.03%. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned 6.97% and the Fund's Lipper peer group of 547 Intermediate Investment Grade Debt Funds returned an average of 4.71% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE TWELVE-MONTH PERIOD ENDING DECEMBER 31, 2007.

A. The U.S. economy will most likely post a GDP growth of approximately 2% in 2007, held back by recessionary conditions in the housing market. Rising delinquencies and defaults in sub-prime mortgage loans resulted in large pricing dislocations of securities backed by these loan types. In the fallout, Wall Street broker/dealers were forced in the third and fourth quarters to take write-downs in the billions from owning such securities as well as structured vehicles backed by these security types. Investor's lack of confidence in valuations of sub-prime mortgages spread to all risky assets, significantly widening yield spreads in high grade and high yield credit and emerging market debt. A flight to the safety of U.S. treasuries pushed interest rates down, which generated a 9% total return for the treasury sector. By year-end, 2 and 10-year note yields had fallen by 176 and 68 bps to finish at 3.05% and 4.02% respectively. All other U.S. fixed income sectors posted positive returns for the year, but less than that of treasuries. The Fed responded to the housing recession/sub-prime crisis by reducing the fed funds target by 100 basis points to 4.25% starting in September, while also injecting reserves into the financial system to provide liquidity to banks unwilling to lend to each other. At the December meeting, the FOMC stated "the upside risks to inflation roughly balance the downside risks to growth". However, market pricing at year-end indicated further rate cuts in 2008.

Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. Duration and yield curve positioning biased toward lower rates and a steeper yield curve were positive contributors to Fund performance during the year. The underweight to investment grade corporate securities also added to relative performance. Although allocations to high yield and emerging market debt helped earlier in the year, exposure to these sectors hurt performance in the final quarter as yield spreads widened quite dramatically. The Fund's exposure to sub-prime related securities through securities lending and mortgage-rolls negatively impacted total return for the year.

GE S&S Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2007 - DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------
                                 ACCOUNT VALUE AT                ACCOUNT VALUE                 EXPENSES
                                 THE BEGINNING OF                AT THE END OF                PAID DURING
                                  THE PERIOD ($)                THE PERIOD ($)              THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                 1,000.00                      1,047.50                       0.67
---------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
    (2.5% for the period)            1,000.00                      1,024.26                       0.66
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.13% (FROM PERIOD JULY 1, 2007 - DECEMBER 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2007 ARE AS
   FOLLOWS: 4.75%.

GE S&S Income Fund
--------------------------------------------------------------------------------

                     CHANGE IN VALUE OF A $10,000 INVESTMENT

[LINE CHART OMITTED PLOT POINTS FOLLOWS]

                      GE S&S                  LB AGGREGATE
                    INCOME FUND                BOND INDEX
12/97                  $10000                   $10000
12/98                   10849                    10869
12/99                   10749                    10779
12/00                   11941                    12033
12/01                   12927                    13049
12/02                   14275                    14387
12/03                   14887                    14977
12/04                   15500                    15627
12/05                   15907                    16007
12/06                   16662                    16700
12/07                   17667                    17864

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------
                         ONE    FIVE      TEN
                        YEAR    YEAR     YEAR
--------------------------------------------------------------------------------
GE S&S Income Fund      6.03%    4.36%   5.86%

LB Aggregate
  Bond Index            6.97%    4.42%   5.97%


GE S&S Income Fund (ending value $17,667)
LB Aggregate Bond Index (ending value $17,864)

                               INVESTMENT PROFILE

  A fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances. The Fund invests primarily in a variety of investment-grade debt securities, such as U.S. Government securities, mortgage-backed securities, corporate bonds and money market instruments.


                         * LIPPER PERFORMANCE COMPARISON
                  INTERMEDIATE INVESTMENT GRADE DEBT PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/07

                                              ONE    FIVE     TEN
                                             YEAR    YEAR    YEAR

   Fund's rank in peer group:                165     124       30

   Number of Funds in peer group:            547     395      184

   Peer group average annual total return:  4.71%   3.88%    5.18%

  Lipper categories in peer group: Intermediate Investment Grade Debt

  * SEE NOTES TO PERFORMANCE FOR THE EXPLANATION OF PEER CATEGORIES.


                     QUALITY RATINGS AS OF DECEMBER 31, 2007
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
MOODY'S/S&P/           PERCENTAGE OF
FITCH RATING*           MARKET VALUE
--------------------------------------------------------------------------------
Aaa / AAA                     85.45%
--------------------------------------------------------------------------------
Aa / AA                        3.41%
--------------------------------------------------------------------------------
A / A                          3.79%
--------------------------------------------------------------------------------
Baa / BBB                      3.73%
--------------------------------------------------------------------------------
Ba / BB and lower              3.62%
--------------------------------------------------------------------------------
                             100.00%
--------------------------------------------------------------------------------

* MOODY'S INVESTORS SERVICES INC, STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

GE S&S INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                               GE S&S INCOME FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $3,614,213 AS OF DECEMBER 31, 2007.

Asset-Backed 41.2%
Short-Term & Others 23.6%
U.S.Treasuries 21.6%
Corporate Notes 12.5%
Federal Agencies 1.1%


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 97.4%+
--------------------------------------------------------------------------------


U.S. TREASURIES -- 30.9%

U.S. Treasury Bonds
4.50%      02/15/36         $    2,530  $    2,544(j)
4.75%      02/15/37             85,274      89,248(j)
U.S. Treasury Notes
3.63%      10/31/09            108,237     109,313(j)
4.25%      09/30/12            103,180     106,784(j)
4.50%      11/15/10 - 05/15/17  36,106      37,413(j)
4.63%      11/15/09 - 02/15/17 166,571     173,914(j)
4.75%      08/15/17            113,896     120,284(j)
4.88%      06/30/12            133,004     141,052(j)
                                           780,552

FEDERAL AGENCIES -- 1.6%

Federal Home Loan
   Mortgage Corp.
4.88%      02/09/10             39,085      40,095

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

AGENCY MORTGAGE BACKED -- 27.2%

Federal Home Loan
   Mortgage Corp.
4.50%      06/01/33 - 02/01/35 $ 5,069  $    4,794(h)
5.00%      07/01/35 - 10/01/35   6,052       5,910(h)
5.50%      05/01/20              1,121       1,135(h)
6.00%      04/01/17 - 11/01/36  11,509      11,707(h)
6.50%      01/01/27 - 08/01/36   9,496       9,789(h)
7.00%      10/01/16 - 08/01/36   3,641       3,807(h)
7.50%      11/01/09 - 09/01/33   1,021       1,063(h)
8.00%      11/01/30                 15          16(h)
8.50%      04/01/30 - 05/01/30      44          47(h)
9.00%      05/01/16 - 11/01/16     224         241(h)
6.00%      TBA                  20,265      20,563(c)
Federal National Mortgage Assoc.
4.00%      05/01/19 - 06/01/19   4,855       4,683(h)
4.50%      05/01/18 - 02/01/35  25,261      24,526(h)
5.00%      05/01/20 - 08/01/35  21,294      20,847(h)
5.00%      07/01/35              9,863       9,971(h,i)
5.10%      08/01/35              6,475       6,513(h,i)
5.26%      04/01/37              2,808       2,829(i)
5.44%      04/01/37                260         262(i)
5.50%      01/01/14 - 06/01/37  20,770      21,002(h)
5.53%      04/01/37              3,555       3,605(i)
5.59%      04/01/37              6,301       6,405(i)
5.62%      03/01/37                222         225(i)
5.63%      06/01/37              4,609       4,682(i)
5.66%      05/01/37              1,824       1,852(i)
5.68%      04/01/37              2,316       2,355(i)
5.70%      04/01/37              4,417       4,488(i)
5.71%      04/01/37              3,693       3,753(i)
5.72%      04/01/37              1,149       1,170(i)
5.85%      06/01/37              5,720       5,830(i)
6.00%      02/01/14 - 08/01/35  27,883      28,367(h)
6.04%      10/01/37              4,023       4,100(i)
6.50%      01/01/14 - 01/01/37  37,385      38,532(h)
7.00%      08/01/13 - 06/01/36  11,057      11,589(h)
7.50%      12/01/09 - 03/01/34   3,531       3,735(h)
8.00%      12/01/11 - 11/01/33   2,046       2,173(h)
8.50%      04/01/30 - 05/01/31     258         277(h)
9.00%      02/01/09 - 12/01/22   1,788       1,901(h)
5.00%      TBA                 124,231     121,836(c)

---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

5.50%      TBA                $150,282  $  150,216(c)
6.00%      TBA                  72,813      73,928(c)
6.50%      TBA                     827         850(c)
Government National
   Mortgage Assoc.
4.50%      08/15/33 - 09/15/34   9,078       8,735(h)
5.00%      08/15/33              2,130       2,102(h)
5.63%      08/20/23 - 09/20/24      19          20(h,i)
6.00%      04/15/27 - 09/15/36   5,272       5,405(h)
6.13%      11/20/21 - 10/20/25      20          20(h,i)
6.38%      05/20/21 - 04/20/24      29          30(h,i)
6.50%      04/15/19 - 09/15/36   9,226       9,554(h)
7.00%      03/15/12 - 10/15/36   5,525       5,763(h)
7.50%      11/15/22 - 10/15/33   1,048       1,113(h)
8.00%      11/15/29 - 06/15/30      15          16(h)
8.50%      10/15/17                711         767(h)
9.00%      11/15/16 - 12/15/21   1,842       1,986(h)
5.50%      TBA                  30,655      30,779(c)
                                           687,864

AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS -- 3.4%

Collateralized Mortgage
   Obligation Trust (Class B)
3.74%      11/01/18                334         303(d,f,h)
Federal Home Loan
   Mortgage Corp.
1.42%      04/15/37              9,121         690(d,g,i)
1.72%      05/15/37             12,210         887(d,g,i)
1.79%      04/25/37              7,109         539(d,g,i)
2.12%      12/15/30             13,414         838(d,g,h,i)
2.75%      09/15/36              8,557         949(d,g,h,i)
4.30%      12/15/33              1,970       1,651(h,i)
4.50%      04/15/13 - 03/15/19  10,518         833(d,g,h)
5.00%      04/15/14 - 08/01/35  69,576      13,215(d,g,h)
5.50%      04/15/17 - 06/15/33   6,666       1,342(d,g,h)
5.50%      04/15/26              8,549       8,661
5.63%      06/15/33              6,500       6,659(h,i)
7.50%      01/15/16                514         533(h)
7.50%      07/15/27                 77          14(d,g,h)
8.00%      04/15/20                230         240(h)
8.00%      02/01/23 - 07/01/24     214          48(d,g,h)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

8.61%      11/15/37         $    6,005   $   4,466  (d,f)
21.57%     09/25/43             20,973         236(d,g,h,i)
Federal Home Loan
   Mortgage STRIPS
6.04%      08/01/27                 51          41(d,f,h)
Federal National
   Mortgage Assoc.
1.59%      05/25/37 - 06/25/37 107,755       7,142(d,g,i)
1.91%      03/25/37              7,286         686(d,g,i)
2.14%      10/25/29              5,153         312(d,g,h,i)
2.24%      12/25/30              6,565         333(d,g,h,i)
2.34%      07/25/37             16,979       1,578(d,g,i)
2.64%      05/25/18              1,913         144(d,g,h,i)
2.74%      09/25/42             13,357       1,048(d,g,h,i)
2.79%      04/25/17 - 10/25/17  10,558         751(d,g,h,i)
2.84%      08/25/16              3,018         157(d,g,h,i)
3.24%      06/25/42              4,336         328(d,g,h,i)
4.00%      02/25/28                227         224(d,h)
4.50%      05/25/18              1,943         164(d,g,h)
4.75%      11/25/14                950          38(d,g,h)
5.00%      08/25/17 - 02/25/32   2,325         222(d,g,h)
5.00%      10/25/35              1,750       1,574
5.50%      03/25/29 - 01/25/33   9,932       9,865
8.00%      07/25/14                832         839(h)
39.31%     12/25/42              3,784         111(d,g,h,i)
Federal National Mortgage
   Assoc. (Class 2)
5.50%      12/01/33 - 05/25/37   1,674         399(d,g)
Federal National Mortgage
   Assoc. (Class S)
2.24%      02/25/31              4,704         244(d,g,h,i)
Federal National Mortgage
   Assoc. REMIC
4.50%      11/25/13              1,837          53(d,g,h)
5.00%      10/25/22              2,245         333(d,g,h)
5.91%      03/25/31              4,583       4,697(h,i)
Federal National Mortgage
   Assoc. REMIC (Class B)
4.49%      12/25/22                232         201(d,f,h)
Federal National Mortgage
   Assoc. REMIC (Class K)
19.31%**   05/25/22                 --           7(d,g,h)

---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Federal National Mortgage
   Assoc. STRIPS (Class 1)
5.31%      11/01/34           $  5,081  $    3,840(d,f,h)
Federal National Mortgage
   Assoc. STRIPS (Class 2)
5.00%      08/01/34             25,245       6,453(g)
7.50%      11/01/23                978         275(g,h)
8.00%      08/01/23 - 07/01/24     472         111(g,h)
8.50%      03/01/17 - 07/25/22     755         173(g,h)
9.00%      05/25/22                239          65(g,h)
Government National
   Mortgage Assoc.
1.04%      11/06/46              7,942         373(g,h,i)
                                            84,885

ASSET BACKED -- 5.7%

Accredited Mortgage Loan
   Trust (Class A)
5.17%      07/25/34                826         797(h,i)
AESOP Funding II LLC (Class A)
5.07%      04/20/10              3,000       2,965(b,h,i)
BA Credit Card Trust
5.03%      08/15/12             10,000       9,916(h,i)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
5.24%      01/25/34                323         309(h,i)
Capital One Auto Finance Trust
5.03%      04/15/12             20,000      19,332(h,i)
Capital One Auto Finance
   Trust (Class A)
5.13%      03/15/11              1,751       1,751(h,i)
Capital One Master Trust (Class C)
6.70%      06/15/11              2,344       2,362(b,h)
Capital One Multi-Asset
   Execution Trust (Class A)
5.06%      03/16/15              1,980       1,956(h,i)
Carmax Auto Owner Trust
4.35%      03/15/10              3,032       3,021(h)
Chase Credit Card Master
   Trust (Class A)
5.14%      07/15/10              5,000       5,001(h,i)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Chase Funding Mortgage Loan
   Asset-Backed Certificates
5.75%      05/25/32          $     400  $      260(h)
Citibank Credit Card
   Issuance Trust
4.45%      04/07/10              3,078       3,073(h)
Countrywide Asset-Backed
   Certificates
5.39%      02/25/35              8,542       8,396(h,i)
Countrywide Asset-Backed
   Certificates (Class A)
5.14%      05/25/36                203         203(h,i)
5.24%      08/25/34                118         117(h,i)
5.43%      08/25/32                207         205(h,i)
5.53%      04/25/32                126         124(h,i)
Discover Card Master Trust I
   (Class A)
5.06%      04/17/12             25,700      25,620(h,i)
First Franklin Mortgage Loan
   Asset Backed Certificates
5.17%      01/25/35                 33          33(h,i)
First Horizon Asset Back
   Trust (Class A)
5.09%      02/25/34                746         737(h,i)
GSAA Trust
4.93%      10/25/36              1,565       1,544(h,i)
5.27%      05/25/34                632         629(h,i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%      10/15/10              2,798       2,789(h)
Indymac Residential Asset
   Backed Trust
6.87%      04/25/37              1,018         126(h,i)
JP Morgan Mortgage
   Acquisition Corp.
5.02%      03/01/37              4,300       3,856(i)
Long Beach Mortgage
   Loan Trust
5.03%      05/25/36              2,000       1,859(h,i)
Mid-State Trust
7.54%      07/01/35                877         935(h)
Option One Mortgage Loan Trust
5.00%      06/25/37              5,000       4,565(i)

----------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Peco Energy Transition Trust
6.52%      12/31/10          $   2,219  $    2,353(h)
Residential Asset Mortgage
   Products, Inc.
5.11%      03/25/34                106         105(h,i)
Residential Asset Securities Corp.
5.37%      07/25/32                456         425(h,i)
Residential Asset Securities
   Corp. (Class A)
4.16%      07/25/30                539         532(h,i)
5.45%      06/25/33                733         722(h,i)
5.51%      11/25/33                779         745(h,i)
SLM Student Loan Trust (Class A)
5.04%      06/15/18                890         885(h,i)
Structured Asset Investment
   Loan Trust
5.10%      02/25/35                242         241(b,h,i)
Swift Master Auto Receivables
   Trust (Class A)
5.13%      06/15/12             15,000      14,349(i)
Triad Auto Receivables Owner
   Trust (Class A)
5.29%      02/12/14             11,000      10,738(i)
Washington Mutual Master
   Note Trust
5.06%      05/15/14             10,000       9,564(b,i)
Wells Fargo Home Equity Trust
3.97%      05/25/34                867         814(h,i)
                                           143,954

CORPORATE NOTES -- 17.2%

Abbey National PLC
7.95%      10/26/29              2,070       2,374(h)
AES Ironwood LLC
8.86%      11/30/25              5,799       6,350(h)
American Electric Power
   Company, Inc. (Series D)
5.25%      06/01/15              2,155       2,074(h)
American International
   Group, Inc.
5.85%      01/16/18              3,136       3,159
American Railcar Industries, Inc.
7.50%      03/01/14              1,105       1,044(h)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Amgen Inc.
5.85%      06/01/17             $2,000  $    2,031(b,h)
Archer-Daniels-Midland Co.
6.45%      01/15/38              2,096       2,143
Arizona Public Service Co.
6.25%      08/01/16              3,165       3,221(h)
BAC CAP TRUST V
5.63%      03/08/35              3,200       2,715(h)
Banco Santander Chile
5.38%      12/09/14              3,465       3,467(b,h)
Basell AF SCA
8.38%      08/15/15              5,864       4,735(b)
Bear Stearns Companies Inc.
5.85%      07/19/10              2,050       2,048(h)
6.95%      08/10/12              7,270       7,475(h)
BellSouth Corp.
4.20%      09/15/09              2,890       2,872(h)
6.55%      06/15/34              3,035       3,127(h)
Bertin Ltd.
10.25%     10/05/16              1,365       1,425(b,h)
BJ Services Co.
5.75%      06/01/11              3,150       3,234(h)
Bristol-Myers Squibb Co.
5.88%      11/15/36              2,145       2,119(h)
British Telecommunications PLC
8.63%      12/15/10              1,260       1,379(h)
Cadbury Schweppes US
   Finance LLC
3.88%      10/01/08              2,035       2,023(b,h)
Capital One Bank
6.50%      06/13/13              1,325       1,306(h)
Cargill Inc.
6.00%      11/27/17              5,335       5,323(b)
Carolina Power & Light Co.
5.15%      04/01/15              1,500       1,488(h)
5.70%      04/01/35                815         786(h)
6.13%      09/15/33              1,590       1,624(h)
Chubb Corp.
6.00%      05/11/37              2,600       2,492(h)
Citigroup Capital
8.30%      12/21/57              1,043       1,101(i)
Citigroup, Inc.
5.13%      02/14/11              4,440       4,469(h)

----------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Clarendon Alumina
   Production Ltd.
8.50%      11/16/21             $4,635  $    4,832  (b,h)
Consumers Energy Co.
5.15%      02/15/17              2,060       1,969(h)
COX Communications, Inc.
7.13%      10/01/12              4,325       4,625(h)
7.75%      11/01/10              2,410       2,578(h)
CSX Transportation, Inc.
9.75%      06/15/20              1,365       1,762(h)
DaimlerChrysler NA Holding Corp.
4.05%      06/04/08              2,000       1,992(h)
Diageo Capital PLC
5.20%      01/30/13              2,074       2,088
Dominion Resources, Inc.
   (Series B)
6.30%      09/30/66              7,805       7,566(h,i)
Dover Corp.
6.50%      02/15/11              1,930       2,010(h)
DP WORLD Ltd.
6.85%      07/02/37              2,200       2,091(b,h)
Duke Energy Corp.
5.38%      01/01/09              1,065       1,072(h)
EI Du Pont de Nemours & Co.
4.88%      04/30/14              2,080       2,029(h)
El Paso Electric Co.
6.00%      05/15/35              1,660       1,552(h)
Empresa Energetica de Sergipe
   and Sociedade Anonima
   de Eletrificaao da Paraiba
10.50%     07/19/13              2,210       2,387(b,h)
FirstEnergy Corp. (Series B)
6.45%      11/15/11              2,980       3,077(h)
Galaxy Entertainment Finance
   Company Ltd.
9.88%      12/15/12              1,055       1,129(h)
Globo Comunicacoes e
   Participacoes S.A.
7.25%      04/26/22              1,610       1,558(b,h)
GMAC LLC
5.63%      05/15/09              6,170       5,821(h)
Goldman Sachs Group, Inc.
6.60%      01/15/12              8,340       8,871(h)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

GTE Corp.
6.94%      04/15/28             $4,600  $    4,927(h)
7.51%      04/01/09              2,125       2,190(h)
Hexion US Finance Corp.
9.75%      11/15/14              5,500       5,940(h)
HSBC Bank USA NA
4.63%      04/01/14              3,215       3,046(h)
HSBC Capital Funding LP
4.61%      12/31/49              3,400       3,130(b,h,i)
HSBC Capital Funding LP
   (Series 1)
9.55%      12/31/49              3,380       3,694(b,h,i)
HSBC Finance Corp.
6.75%      05/15/11              1,975       2,088(h)
HSBC Holdings PLC
6.50%      05/02/36                625         608(h)
Hydro Quebec
8.50%      12/01/29              1,455       2,066(h)
Idearc, Inc.
8.00%      11/15/16              5,450       5,000
IIRSA Norte Finance Ltd.
8.75%      05/30/24              3,005       3,403(b,h)
ING Capital Funding TR III
8.44%      12/29/49              3,000       3,196(h,i)
ING Groep N.V.
5.78%      12/29/49              3,330       3,098(i)
Intergen N.V.
9.00%      06/30/17              3,617       3,807(b)
International Steel Group Inc.
6.50%      04/15/14              2,700       2,772
Interoceanica IV Finance Ltd.
4.03%      11/30/18              2,760       1,786(b,d)
4.21%      11/30/25              2,760       1,310(b,d)
iStar Financial, Inc. (REIT)
7.00%      03/15/08              2,040       2,037(h)
JBS S.A.
9.38%      02/07/11              2,690       2,633
JP Morgan Chase & Co.
7.00%      11/15/09              3,965       4,128(h)
JP Morgan Chase Bank
5.88%      06/13/16              3,190       3,241
Kansas Gas & Electric
5.65%      03/29/21              1,676       1,620(h)

----------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Kazkommerts International BV
7.00%      11/03/09           $    190  $      178  (b)
Landsbanki Islands
5.73%      08/25/09              3,245       3,239(b,h,i)
Libbey Glass Inc.
11.91%     06/01/11              2,675       2,819(i)
Lippo Karawaci Finance BV
8.88%      03/09/11              2,695       2,580
Lukoil International Finance BV
6.36%      06/07/17              2,015       1,908(b)
Majestic Star Casino LLC
9.50%      10/15/10              5,880       5,557(h)
Marfrig Overseas Ltd.
9.63%      11/16/16              2,690       2,673(b)
Markel Corp.
7.35%      08/15/34              1,195       1,258(h)
McDonald's Corp.
5.80%      10/15/17              2,087       2,152
Mediacom LLC
9.50%      01/15/13              5,520       5,127(h)
Merck & Company, Inc.
5.75%      11/15/36              1,589       1,580(h)
Metropolitan Life Global
   Funding I
4.25%      07/30/09              3,910       3,912(b,h)
Midamerican Energy
   Holdings Co.
6.13%      04/01/36              2,165       2,160(h)
Mizuho Financial Group
   Cayman Ltd.
8.38%      12/29/49              3,070       3,102
Morgan Stanley
5.95%      12/28/17              3,200       3,192
Morgan Stanley (Series F)
5.33%      01/18/08              9,000       8,998(h,i)
Munich Re America Corp.
   (Series B)
7.45%      12/15/26              1,935       2,153(h)
NAK Naftogaz Ukrainy
8.13%      09/30/09              3,500       3,316
Nakilat Inc.
6.07%      12/31/33                430         392(b,h)
6.27%      12/31/33              2,725       2,478(b,h)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Nelnet, Inc.
5.13%      06/01/10             $2,800  $    2,683(h)
Nevada Power Co. (Series N)
6.65%      04/01/36              1,480       1,498(h)
NGPL PipeCo LLC
7.12%      12/15/17              2,195       2,251(b)
Nisource Finance Corp.
7.88%      11/15/10              1,080       1,146(h)
Norfolk Southern Corp.
6.00%      04/30/08                475         477(h)
8.63%      05/15/10              3,125       3,399(h)
Norfolk Southern Railway Co.
9.75%      06/15/20              2,360       3,221(h)
Northeast Utilities (Series B)
3.30%      06/01/08              2,105       2,084(h)
Northern States Power Co.
6.25%      06/01/36              1,240       1,289(h)
NorthWestern Corp.
5.88%      11/01/14              3,875       3,819(h)
Ohio Power Co. (Series E)
6.60%      02/15/33              1,120       1,125(h)
OPTI Canada Inc.
8.25%      12/15/14              2,725       2,698(b,h)
Pacific Bell
7.13%      03/15/26              1,495       1,583(h)
Pacific Gas & Electric Co.
5.80%      03/01/37              2,045       1,958
PanAmSat Corp.
9.00%      08/15/14              4,725       4,749(h)
Pemex Finance Ltd.
9.03%      02/15/11              4,381       4,681(h)
Pemex Project Funding
   Master Trust
6.13%      08/15/08                108         108
7.88%      02/01/09              1,009       1,039
Petrobras International
   Finance Co.
5.88%      03/01/18              3,105       3,106
PNC Preferred Funding Trust I
6.52%      12/31/49              5,065       4,555(b,i)
Potomac Edison Co.
5.35%      11/15/14              1,520       1,475(h)
Prudential Financial, Inc.
5.26%      06/13/08              5,000       5,004(h,i)

----------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Public Service Company
   of Colorado
7.88%      10/01/12          $   3,330  $    3,716(h)
Puget Sound Energy, Inc.
3.36%      06/01/08              2,120       2,103(h)
5.48%      06/01/35              2,135       1,843(h)
Puget Sound Energy, Inc.
   (Series A)
6.97%      06/01/67              3,750       3,361(i)
Rede Empresas de Energia
   Eletrica S.A.
11.13%     04/02/49              2,695       2,641(b)
Rock-Tenn Co.
8.20%      08/15/11              5,390       5,579
Royal Bank of Scotland
   Group PLC
5.00%      10/01/14              2,450       2,351(h)
RSHB Capital S.A.
6.30%      05/15/17              1,735       1,644(b)
Sabine Pass LNG LP
7.25%      11/30/13              3,225       3,080
7.50%      11/30/16              4,810       4,593
Security Benefit Life Insurance
8.75%      05/15/16              2,190       2,521(b)
Sierra Pacific Resources
8.63%      03/15/14              8,065       8,618
Simon Property Group, L.P. (REIT)
4.60%      06/15/10              2,165       2,152(h)
Skandinaviska Enskilda
   Banken AB
7.50%      03/29/49              2,510       2,584(b,h,i)
Southern Copper Corp.
7.50%      07/27/35                525         556
Sovereign Capital Trust VI
7.91%      06/13/36              6,075       5,872(h)
Sprint Capital Corp.
7.63%      01/30/11             12,750      13,253
Stallion Oilfield Finance Corp.
9.75%      02/01/15              4,360       4,011(b)
Standard Chartered Bank
   Hong Kong Ltd.
4.38%      12/03/14              3,730       3,694(i)
Stewart Enterprises, Inc.
6.25%      02/15/13              2,715       2,552(h)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Telecom Italia Capital S.A.
6.20%      07/18/11             $4,145  $    4,265
Telefonica Emisiones SAU
5.86%      02/04/13              3,075       3,164
Titan Petrochemicals Group Ltd.
8.50%      03/18/12              1,565       1,385(b)
TNK-BP Finance S.A.
6.63%      03/20/17              1,355       1,236(b)
Tronox Worldwide LLC
9.50%      12/01/12              3,815       3,682(h)
UBS Preferred Funding Trust I
8.62%      10/29/49              2,465       2,634(i)
Valspar Corp.
5.63%      05/01/12              2,080       2,103
Verizon Global Funding Corp.
7.25%      12/01/10              4,440       4,754
Verizon Pennsylvania, Inc.
8.35%      12/15/30              1,350       1,616(h)
8.75%      08/15/31              2,125       2,649(h)
VTB Capital S.A.
5.49%      08/01/08              2,185       2,163(b,h,i)
Weatherford International, Inc.
5.95%      06/15/12              3,055       3,152(b)
Wells Fargo & Co.
5.63%      12/11/17              1,045       1,052
Wells Fargo Bank NA
5.95%      08/26/36              1,320       1,282(h)
Westar Energy, Inc.
7.13%      08/01/09              2,215       2,275(h)
Westlake Chemical Corp.
6.63%      01/15/16              5,230       4,942(h)
Wisconsin Electric Power
5.70%      12/01/36                315         302(h)
                                           434,435

NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS -- 11.0%

Banc of America Commercial
   Mortgage Inc.
4.13%      07/10/42              4,300       4,236(h)
5.32%      10/10/11              3,131       3,138(h)
5.45%      01/15/49              3,000       3,015(h)

----------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Banc of America Commercial
   Mortgage Inc. (Class A)
5.79%      05/11/35          $   4,682  $    4,784(h)
Banc of America Commercial
   Mortgage Inc. (Class C)
5.70%      04/10/17              2,000       1,811(h)
Banc of America Funding Corp.
5.74%      03/20/36              1,749       1,808(h,i)
5.82%      02/20/36              2,983       2,945(h,i)
Banc of America Mortgage
   Securities (Class B)
5.38%      01/25/36              1,837       1,821(h,i)
5.55%      02/25/36              1,389       1,426(h,i)
Bank of America Alternative
   Loan Trust
6.50%      07/25/35              2,162       2,149(h)
Bear Stearns Asset Backed
   Securities Trust (Class A)
5.04%      07/25/36             11,122      10,954(d,h,i)
Bear Stearns Commercial
   Mortgage Securities
5.41%      03/11/39              1,472       1,487(d,h,i)
5.48%      10/12/41              4,563       4,597(d,h,i)
5.53%      10/12/41              4,563       4,565(d,h,i)
6.02%      02/14/31              3,541       3,566(d,h)
Bear Stearns Commercial
   Mortgage Securities (Class A)
5.66%      06/11/40             10,900      11,072(h,i)
Bear Stearns Commercial
   Mortgage Securities (Class D)
5.99%      09/11/42                700         576(b,i)
Countrywide Alternative
   Loan Trust
5.98%      05/25/36                653         436(h,i)
6.00%      03/25/36 - 08/25/36   3,181         736(h)
Countrywide Alternative Loan
   Trust (Class B)
6.00%      05/25/36 - 08/25/36   1,979       1,057(h)
Credit Suisse Mortgage Capital
   Certificates
5.47%      09/15/39              3,967       3,998(h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%      02/25/36                984         834(h,i)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

CS First Boston Mortgage
   Securities Corp.
1.39%      03/15/35            $62,674  $    1,698(b,d,h,i)
5.25%      08/25/34              1,301       1,285(d,h)
5.33%      10/25/35              1,653       1,329(d,h,i)
5.37%      07/15/37             51,165       1,106(b,d,h,i)
CS First Boston Mortgage
   Securities Corp. (Class A)
5.44%      09/15/34              2,977       3,011(h)
6.53%      06/15/34              2,800       2,917(h)
DLJ Commercial Mortgage Corp.
6.24%      11/12/31              6,898       6,932(h)
DLJ Commercial Mortgage
   Corp. (Class A)
7.18%      11/10/33              3,954       4,137(h)
First Horizon Alternative
   Mortgage Securities (Class B)
5.98%      05/25/36                427         155(h,i)
First Union-Lehman Brothers-
   Bank of America
6.56%      11/18/35              2,166       2,165(h)
GMAC Commercial Mortgage
   Securities, Inc.
6.42%      05/15/35              4,299       4,310(h)
6.47%      04/15/34              1,996       2,070(h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
5.29%      12/10/41             74,739       1,356(d,h,i)
Greenwich Capital Commercial
   Funding Corp.
5.12%      04/10/37              4,200       4,207(h)
Impac CMB Trust
5.13%      04/25/35              2,343       2,279(h,i)
Impac CMB Trust (Class 1)
5.23%      10/25/34              2,487       2,488(h,i)
Impac Secured Assets CMN
   Owner Trust (Class A)
5.12%      11/25/36             11,412      10,430(h,i)
Indymac INDA Mortgage
   Loan Trust
5.14%      01/25/36                474         426(h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
5.14%      01/25/36                954         900(h,i)

---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

JP Morgan Chase Commercial
   Mortgage Securities Corp.
1.11%      01/12/39          $  41,938  $    1,104(b,h,i)
6.20%      02/12/51              1,080         927(b,h,i)
6.47%      11/15/35              5,391       5,631(h)
LB-UBS Commercial
   Mortgage Trust
4.06%      09/15/27              6,696       6,611(d,h,i)
5.20%      01/18/12             72,084       1,525(d,h,i)
5.26%      09/15/39              5,130       5,149(d,h)
6.23%      03/15/26              3,000       3,030(d,h)
6.97%      01/15/36             22,580       1,308(b,d,h)
7.70%      10/15/35             21,658         868(b,d,h,i)
8.02%      02/15/40             28,488         890(d,i)
8.47%      03/15/36             86,391       2,259(b,d,h,i)
8.57%      02/15/40             52,203       1,049(b,d,h,i)
8.88%      09/15/39             24,928         444(b,d,h,i)
LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%      12/15/30              1,777       1,841(h)
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%      07/14/16                750         797(b,h)
LB-UBS Commercial Mortgage
   Trust (Class F)
6.24%      07/15/40              1,915       1,646(i)
LB-UBS Commercial Mortgage
   Trust (Class X)
5.56%      09/15/39            141,751       4,099(d,h,i)
8.36%      12/15/39             52,582         866(b,d,h,i)
10.77%     03/15/32             55,106         550(d,h,i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
5.29%      10/15/17              7,000       6,990(b,h,i)
5.34%      10/15/17              4,000       3,994(b,h,i)
Master Alternative Loans Trust
5.00%      08/25/18              2,022         310(g,h)
6.50%      08/25/34 - 05/25/35   8,017       7,929(h)
Master Alternative Loans
   Trust (Class 3)
6.50%      01/25/35              2,219       2,214(h)
Merrill Lynch Mortgage
   Trust (Class A)
5.61%      05/12/39              5,006       5,086(h,i)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

MLCC Mortgage Investors, Inc.
5.37%      02/25/36          $   1,505  $    1,443(h,i)
Morgan Stanley Capital I
5.28%      12/15/43              2,021       2,032(h,i)
5.33%      12/15/43              2,021       2,018(h,i)
5.39%      11/12/41              4,629       4,348(h,i)
5.44%      02/12/44              2,017       2,012(b,i)
5.69%      04/15/49             12,500      12,741(i)
5.71%      07/12/44              3,000       3,048(h)
7.11%      04/15/33                916         937(h)
Morgan Stanley Capital I (Class A)
5.36%      02/12/44              3,039       3,050(i)
Morgan Stanley Dean Witter
   Capital I (Class A)
5.72%      12/18/32                 55          56(h)
6.54%      02/15/31                401         415(h)
Mortgage Capital Funding Inc.
   (Class C)
6.73%      06/18/30              2,046       2,049(h)
MortgageIT Trust (Class A)
5.17%      08/25/35              4,726       4,661(h,i)
Nomura Asset Securities Corp.
   (Class A)
6.59%      03/15/30              3,866       3,875(h)
Opteum Mortgage
   Acceptance Corp.
5.17%      02/25/35              1,792       1,633(h,i)
PNC Mortgage Acceptance
   Corp. (Class A)
6.36%      03/12/34              5,200       5,392
Puma Finance Ltd. (Class A)
5.02%      03/25/34              1,100       1,064(h,i)
Residential Accredit Loans, Inc.
6.00%      01/25/36 - 04/25/36   3,719       2,391(h)
6.04%      01/25/36              1,025       1,068(h,i)
Residential Funding Mortgage
   Security I
5.75%      01/25/36              1,739       1,456(h)
Sequoia Mortgage Trust
5.21%      06/20/34                277         276(h,i)
Structured Asset Securities
   Corp. (Class X)
15.58%     02/25/28              6,760         169(d,i)

---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Wachovia Bank Commercial
   Mortgage Trust
5.42%      04/15/47            $15,000  $   15,001
Wachovia Bank Commercial
   Mortgage Trust (Class E)
5.90%      02/15/51              6,030       5,217(i)
Washington Mutual Inc.
5.20%      01/25/45              1,267       1,199(h,i)
Wells Fargo Mortgage Backed
   Securities Trust
5.39%      08/25/35              4,154       4,038(h,i)
5.50%      01/25/36 - 03/25/36   3,133       2,507(h)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
5.50%      03/25/36              2,930       2,458(h)
                                           277,883

SOVEREIGN BONDS -- 0.4%

Government of Bahamas
6.63%      05/15/33              2,400       2,744(b,h)
Government of Canada
7.50%      09/15/29              3,115       4,034
Government of Manitoba Canada
4.90%      12/06/16              2,120       2,174(h)
Government of Panama
6.70%      01/26/36              1,965       2,073
                                            11,025

TOTAL BONDS AND NOTES
   (COST $2,470,614)                     2,460,693

--------------------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL FROM
SECURITIES ON LOAN -- 12.4%
--------------------------------------------------------------------------------

ASSET BACKED -- 9.2%

AESOP Funding II LLC (Class A)
5.07%      04/20/10              5,000       4,942(b,h,i)
American Express Credit Account
   Master Trust (Class A)
5.14%      10/15/10              4,000       4,001(i)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

AmeriCredit Automobile
   Receivables Trust
5.33%      04/07/14          $   8,250  $    7,996(i)
Arran Master Trust (Class A)
5.05%      12/15/10              3,000       2,980(i)
Bayview Financial Acquisition
   Trust (Class A)
5.31%      02/28/44              4,180       4,124(i)
Chase Issuance Trust
5.04%      12/15/10             10,000      10,000(i)
Chase Issuance Trust (Class A)
5.05%      11/15/11             14,000      13,949(i)
Citibank Credit Card
   Issuance Trust
5.03%      11/22/10             10,000       9,994(i)
5.04%      12/15/10              4,500       4,493(i)
CNH Equipment Trust (Class A)
5.19%      12/15/10                392         392(b,i)
CNH Wholesale Master Note
   Trust (Class A)
5.14%      06/15/11              2,000       1,996(i)
Countrywide Asset-Backed
   Certificates
4.98%      06/25/35              2,813       2,767(i)
5.13%      07/25/34              2,476       2,432(i)
5.30%      05/25/33                 36          36(i)
Countrywide Asset-Backed
   Certificates (Class 2)
5.47%      06/25/33                 20          20(i)
Countrywide Asset-Backed
   Certificates (Class A)
5.67%      03/25/33                696         688(i)
Countrywide Home Equity
   Loan Trust
5.27%      01/15/30              5,067       4,950(i)
Discover Card Master Trust I
5.04%      04/15/10              5,000       4,970(i)
Discover Card Master Trust I
   (Class A)
5.05%      05/15/11              6,500       6,469(i)
First Franklin Mortgage Loan
   Asset Backed Certificates
5.13%      11/25/36              3,000       2,733(i)

------------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

First Franklin Mortgage Loan
   Asset Backed Certificates
   (Class M)
5.32%      03/25/35            $10,000  $    8,994  (i)
First Horizon Asset Back Trust
   (Class A)
5.09%      02/25/34                895         884(h,i)
5.20%      01/20/33              1,506       1,428(i)
GMAC Mortgage Corp.
   Loan Trust
4.96%      08/25/35              4,700       4,689(i)
Gracechurch Card Funding PLC
5.04%      06/15/10              5,000       4,995(i)
Gracechurch Card Funding PLC
   (Class A)
5.04%      11/15/10              2,500       2,495(i)
5.14%      03/15/10              3,500       3,500(i)
GSAA Trust
4.93%      10/25/36              1,565       1,544(h,i)
5.12%      01/25/36             10,000       8,787(i)
GSAMP Trust
5.02%      12/25/35             12,500      12,403(i)
Hertz Vehicle Financing LLC
5.01%      02/25/10              5,000       4,979(b,i)
Indymac Residential Asset
   Backed Trust
4.92%      11/25/36              2,003       1,971(i)
4.98%      11/25/36             10,449      10,080(i)
5.04%      10/25/35             13,598      13,525(i)
Irwin Home Equity
5.02%      02/25/36                572         499(b,i)
JP Morgan Mortgage
   Acquisition Corp.
4.98%      01/25/36              1,856       1,844(i)
Long Beach Mortgage
   Loan Trust
4.97%      05/25/36              3,800       3,735(i)
5.15%      09/25/35              2,874       2,847(i)
Nissan Auto Lease Trust
5.10%      02/15/13             26,680      26,284(i)
Option One Mortgage Loan
   Trust (Class A)
5.71%      02/25/33                416         391(i)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Residential Asset Mortgage
   Products, Inc. (Class A)
5.43%      06/25/32         $      101  $      100(i)
Residential Asset Securities Corp.
4.97%      06/25/36              3,000       2,944(i)
5.12%      01/25/36              9,710       9,038(i)
Residential Asset Securities
   Corp. (Class A)
5.45%      06/25/33                113         111(h,i)
Residential Funding Mortgage
   Securities II Inc. (Class A)
5.08%      02/25/34                163         156(i)
Saxon Asset Securities Trust
4.98%      03/25/36             10,671      10,545(i)
Structured Asset Securities Corp.
5.07%      02/25/35                 99          99(i)
Wachovia Asset Securitization
   Inc. (Class A)
5.09%      06/25/34              1,027       1,014(i)
Waverly Community School
4.97%      05/25/36              3,618       3,458(i)
                                           233,271

CORPORATE NOTES -- 0.7%

Countrywide Financial Corp.
5.20%      09/02/08             12,000      10,273(i)
Morgan Stanley
4.93%      05/07/09              6,260       6,182(i)
                                            16,455

NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS -- 2.5%

Banc of America Large Loan
5.24%      03/15/22             10,000       9,740(b,i)
Crusade Global Trust (Class A)
5.16%      09/18/34              1,227       1,225(i)
Granite Master Issuer PLC
5.03%      12/20/54              2,280       2,278(i)
Granite Mortgages PLC (Class 1)
5.36%      01/20/43                496         495(i)
Impac CMB Trust (Class 1)
5.23%      10/25/34              3,008       3,009(h,i)

------------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Impac Secured Assets CMN
   Owner Trust
5.26%      03/25/36          $   3,879  $    3,518(i)
Interstar Millennium Trust
   (Class A)
5.26%      03/14/36                836         837(i)
JP Morgan Alternative
   Loan Trust
4.93%      8/25/36 - 10/25/36    7,136       7,107(i)
Medallion Trust (Class A)
5.04%      08/22/36              2,264       2,238(i)
Morgan Stanley Capital I
5.57%      01/15/21              9,000       8,730(b,i)
National RMBS Trust
5.04%      03/20/34              1,202       1,185(i)
Nomura Asset Acceptance Corp.
5.00%      03/25/37             13,644      13,610(i)
Residential Accredit Loans, Inc.
5.05%      07/25/36              3,360       2,832(i)
Thornburg Mortgage Securities
   Trust (Class A)
5.08%      12/25/35              3,254       3,244(i)
5.21%      04/25/43                749         749(i)
Washington Mutual Inc.
5.21%      01/25/45                981         931(i)
5.23%      07/25/44              1,619       1,575(i)
                                            63,303

TOTAL SECURITIES PURCHASED WITH COLLATERAL
   FROM SECURITIES ON LOAN
   (COST $322,148)                         313,029

TOTAL INVESTMENTS IN SECURITIES
   (COST $2,792,763)                     2,773,721

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 33.2%*
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 8.4%

GEI Short Term Investment Fund
4.96%                      212,435,714     212,436 (d,k)


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

FEDERAL AGENCIES -- 3.2%

Federal Home Loan Bank
   Discount Notes
4.05%      01/03/08            $81,000  $   80,982(d)

TIME DEPOSITS -- 1.8%

State Street Corp.
3.75%      01/02/08             45,000      45,000(e)

COMMERCIAL PAPER -- 3.1%

Rabobank USA Finance Corp.
4.44%      01/03/08             80,000      79,980

                                NUMBER
                             OF SHARES
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES PURCHASED WITH
   COLLATERAL FROM SECURITIES ON LOAN -- 16.7%

GEI Short Term
   Investment Fund
4.96%                      422,094,490     422,094(d,k)

TOTAL SHORT-TERM INVESTMENTS
   (COST $840,492)                         840,492

TOTAL INVESTMENTS
   (COST $3,633,255)                     3,614,213

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (43.0)%                (1,087,146)
                                        ----------


NET ASSETS-- 100.0%                     $2,527,067
                                        ==========

------------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


OTHER INFORMATION
--------------------------------------------------------------------------------

The S&S Income Fund had the following long futures contracts open at December 31, 2007:

                                  NUMBER     CURRENT
                  EXPIRATION        OF       NOTIONAL     UNREALIZED
DESCRIPTION          DATE        CONTRACTS     VALUE     APPRECIATION
--------------------------------------------------------------------------------

U.S. Treasury
  Notes 2 Yr.
  Futures        March  2008        771     $162,103       $ 189
U.S. Treasury
  Notes 10 Yr.
  Futures        March  2008        958     $108,628         310
                                                            ----
                                                            $499
                                                            ====

* The financial statement figure presented above for Short-Term Investments includes collateral received from transactions such as loans of portfolio securities and amounts held pending settlement of securities transactions. In evaluating the Fund's net cash level, portfolio management takes into account certain of the Fund's liabilities in excess of other assets, such as liabilities associated with loans of portfolio securities and securities pending settlement, and equitized cash. The Fund's net cash level is not expected to exceed 5%.

------------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

Notes to Schedules of Investments
(dollars in thousands)-- December 31, 2007
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to $165,779 and $1,176 or 6.56% and 0.03% of net assets for the GE S&S Income Fund and GE S&S Program Mutual respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2007, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2007.

(j) All or a portion of the security is out on loan.

(k) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Short-Term Investment Fund.

+   Percentages are based on net assets as of December 31, 2007.

**  Par value less than 500.


ABBREVIATIONS:

ADR     --  American Depository Receipt

REIT    --  Real Estate Investment Trust

REMIC   --  Real Estate Mortgage Investment Conduit

STRIPS  --  Separate Trading of Registered Interest and Principal of Security

TBA     --  To be announced

Financial Highlights
--------------------------------------------------------------------------------

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE YEARS INDICATED


GE S&S PROGRAM MUTUAL FUND                        2007          2006         2005           2004         2003
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --           --           --             --       1/1/80
Net asset value, beginning of year .........  $    46.31   $    42.85   $    45.36     $    42.94   $    35.13
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................        0.74         0.91         0.74           0.79         0.52
   Net realized and unrealized
      gains on investments .................        3.24         6.31         0.63           2.86         7.82
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
   INVESTMENT OPERATIONS ...................        3.98         7.22         1.37           3.65         8.34
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income ...................        0.74         0.90         0.76           0.79         0.53
   Net realized gains ......................        4.82         2.86         3.12           0.44           --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................        5.56         3.76         3.88           1.23         0.53

NET ASSET VALUE, END OF YEAR ...............  $    44.73   $    46.31   $    42.85     $    45.36   $    42.94
===========================================================================================================================


TOTAL RETURN(A) ............................        8.53%       16.82%        2.95%         8.50%        23.77%


RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands) .......................  $4,678,236   $4,541,021   $4,074,331     $4,154,143   $3,939,274
   Ratios to average net assets:
      Net investment income ................        1.48%        1.95%        1.60%         1.80%         1.38%
      Net expenses .........................        0.10%        0.11%        0.09%         0.13%         0.18%
      Gross expenses .......................        0.10%        0.11%        0.09%         0.13%         0.18%
   Portfolio turnover rate .................          55%          40%          42%           28%           25%

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


----------
See Notes to Financial Statements.

Financial Highlights
--------------------------------------------------------------------------------

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE YEARS INDICATED

GE S&S INCOME FUND                                2007           2006          2005           2004          2003
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --             --            --             --        1/3/80
Net asset value, beginning of year .......... $    11.15     $    11.24    $    11.52     $    11.70    $    11.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ....................       0.62           0.60          0.55           0.47          0.47
   Net realized and unrealized
      gains (losses) on investments .........       0.03          (0.09)        (0.26)          0.01          0.02
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
   INVESTMENT OPERATIONS ....................       0.65           0.51          0.29           0.48          0.49
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income ....................       0.62           0.60          0.54           0.47          0.49
   Net realized gains .......................      --                --          0.03           0.19          0.10
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................       0.62           0.60          0.57           0.66          0.59
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ................ $    11.18     $    11.15   $     11.24     $    11.52    $    11.70
===========================================================================================================================


TOTAL RETURN(A) .............................       6.03%          4.74%         2.63%          4.12%         4.29%


RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands) ........................ $2,527,067     $2,507,655    $2,557,311     $2,601,599    $2,614,617
   Ratios to average net assets:
      Net investment income .................       5.61%          5.47%         4.80%          4.02%         3.96%
      Net expenses ..........................       0.15%          0.15%         0.13%          0.14%         0.15%
      Gross expenses ........................       0.15%          0.15%         0.13%          0.14%         0.15%
   Portfolio turnover rate ..................        426%           322%          323%           342%          335%

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


-----------
See Notes to Financial Statements.

  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------

                                                                             GE S&S
                                                                             PROGRAM               GE S&S
                                                                           MUTUAL FUND           INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $4,103,161
       and 2,792,763, respectively) ...................................    $4,615,428             $2,773,721
   Short-term Investments (at amortized cost) .........................        62,393                205,962
   Short-term affiliated investments (at amortized cost) ..............            --                634,530
   Foreign currency (cost $18 and $4,809, respectively) ...............            18                  5,058
   Income receivables .................................................         4,439                 26,727
   Receivable for fund shares sold ....................................            --                     --
   Variation margin receivable ........................................            --                    392
   Other assets .......................................................            14                     --

---------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ....................................................     4,682,292              3,646,390
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution Payable to Shareholders ...............................             1                    495
   Payable upon return of securities loaned ...........................            --                716,121
   Payable for investments purchased ..................................            --                400,275
   Payable for fund shares redeemed ...................................         2,632                    910
   Payable to GEAM ....................................................         1,233                  1,301
   Accrued other expenses .............................................           190                    221

---------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...............................................         4,056              1,119,323
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................    $4,678,236             $2,527,067
===========================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ....................................................     4,204,433              2,595,643
   Undistributed (distribution in excess of)
       net investment income ..........................................            25                  3,275
   Accumulated net realized gain (loss) ...............................       (38,489)               (53,557)
   Net unrealized appreciation/(depreciation) on:
   Investments ........................................................       512,267                (19,042)
   Futures ............................................................            --                    499
   Foreign currency related transactions ..............................            --                    249

---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................    $4,678,236             $2,527,067
---------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($25.00 and $10.00 par value respectively;
   unlimited shares authorized) .......................................       104,579                225,970
Net asset value per share .............................................        $44.73                 $11.18


* Includes $701,696 of securities on loan in the GE S&S Income Fund.

------------
See Notes to Financial Statements.

  STATEMENTS OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------

                                                                              GE S&S
                                                                             PROGRAM               GE S&S
                                                                           MUTUAL FUND           INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ..........................................................   $ 70,839                $     --
      Interest* .........................................................      3,509                 125,404
      Interest from affiliated investments** ............................         --                  16,531
      Less: Foreign taxes withheld ......................................       (210)                    --

---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .........................................................     74,138                 141,935
---------------------------------------------------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administration fees (Note 4) .........................      3,042                   2,172
      Transfer agent fees ...............................................        707                     676
      Shareholder servicing agent expenses ..............................        284                     272
      Custody and accounting expenses ...................................        286                     310
      Professional fees .................................................         94                      57
      Registration, printing, filing and miscellaneous expenses .........        247                     208

---------------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES ....................................................      4,660                   3,695
---------------------------------------------------------------------------------------------------------------------------

   NET INVESTMENT INCOME ................................................     69,478                 138,240
===========================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   REALIZED GAIN (LOSS) ON:
      Investments .......................................................    450,583                 (10,974)
      Futures ...........................................................         --                  (1,534)
      Options ...........................................................         --                     (58)
      Foreign currency related transactions .............................         (5)                    675
   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments .......................................................   (136,422)                 21,231
      Futures ...........................................................         --                     499
      Foreign currency related transactions .............................         --                     249

---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments ......................    314,156                  10,088
---------------------------------------------------------------------------------------------------------------------------

   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $383,634                $148,328
===========================================================================================================================

* Income attributable to securities lending activity, net of rebate, for GE S&S Program Mutual Fund and GE S&S Income fund was $113 and $5,767 respectively.
** Income attributable to securities lending activity, net of rebate, for GE S&S
   Income Fund was $3,752.

------------
See Notes to Financial Statements.

  STATEMENTS OF CHANGES
  IN NET ASSETS FOR THE YEARS ENDED
  DECEMBER 31, 2007 AND 2006 (AMOUNTS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------

                                                                    GE S&S
                                                                   PROGRAM                    GE S&S
                                                                 MUTUAL FUND               INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
                                                             2007         2006            2007          2006
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investments income .........................   $   69,478    $   82,342     $  138,240    $  135,517
      Net realized gain (loss) on investments,
         futures, written options and foreign currency
         related transactions ........................      450,578       266,964        (11,891)      (17,802)
      Net increase (decrease) in unrealized appreciation/
         (depreciation) on investments, futures,
         written options, foreign currency related
         translations ................................     (136,422)      312,425         21,979        (4,909)

---------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ........      383,634       661,731        148,328       112,806
---------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ..........................      (68,808)      (81,953)      (139,914)     (135,156)
      Net realized gains .............................     (451,317)     (260,255)            --            --

---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...............................     (520,125)     (342,208)      (139,914)     (135,156)

---------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
      and distributions ..............................     (136,491)      319,523          8,414       (22,350)
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares ...................      186,422       194,273         90,100        98,864
      Value of distributions reinvested ..............      483,246       317,064        132,878       127,497
      Cost of shares redeemed ........................     (395,962)     (364,170)      (211,980)     (253,667)

---------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions ...      273,706       147,167         10,998       (27,306)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...........      137,215       466,690         19,412       (49,656)

NET ASSETS
   Beginning of year .................................    4,541,021     4,074,331      2,507,655     2,557,311
---------------------------------------------------------------------------------------------------------------------------
    END OF YEAR ......................................   $4,678,236    $4,541,021     $2,527,067    $2,507,655
===========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF YEAR ................   $       25    $      389     $    3,275    $    4,274


--------------------------------------------------------------------------------------------------------------------------
  CHANGES IN FUND SHARES
--------------------------------------------------------------------------------------------------------------------------

Shares sold by subscription ..........................        3,859         4,228          8,108         8,911
Issued for distributions reinvested ..................       10,753         6,814         11,961        11,497
Shares redeemed ......................................       (8,099)       (8,051)       (19,092)      (22,874)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN FUND SHARES ...............        6,513         2,991            977        (2,466)
===========================================================================================================================


-------------
See Notes to Financial Statements.

                                                               December 31, 2007
Notes to Financial Statements
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE FUNDS

The GE S&S Program Mutual Fund and GE S&S Income Fund are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. The Funds are two of the investment options offered under the GE Savings & Security Program (the "Program"). The Program, through a trust, owns 63% of the GE S&S Program Mutual Fund and 69% of the GE S&S Income Fund. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated (GEAM) is the Funds' investment adviser and a wholly-owned subsidiary of General Electric Company.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS

A Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Short-term investments with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized costs.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that

                                                               December 31, 2007
Notes to Financial Statements
--------------------------------------------------------------------------------


they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the GE S&S Program Mutual Fund and the GE S&S Income Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS

Each of the Funds may engage in repurchase agreement transaction with respect to instruments that are consistent with the Fund's investment objectives or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING

Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102%

                                                               December 31, 2007
Notes to Financial Statements
--------------------------------------------------------------------------------


of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

SECURITY LENDING PROGRAM GEAM administers the security lending program for the GE S&S Income. The security lending fee is based on the number and duration of lending transactions. The participation by the GE S&S Program Mutual Fund in the securities lending program administered by the State Street Bank and Trust Company was effectively terminated on September 21, 2007.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the year. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS

The GE S&S Income Fund may invest in futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received

                                                               December 31, 2007
Notes to Financial Statements
--------------------------------------------------------------------------------


by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS

The GE S&S Income Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS

As part of its investment strategy, the GE S&S Income Fund may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds

                                                               December 31, 2007
Notes to Financial Statements
--------------------------------------------------------------------------------


purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The GE S&S Income Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INCOME TAXES

(DOLLARS IN THOUSANDS)

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2007, information on the tax components of capital is as follows:

                                                                                                    NET TAX
                                    COST OF              GROSS TAX             GROSS TAX         APPRECIATION/
                                   INVESTMENTS          UNREALIZED            UNREALIZED        (DEPRECIATION)
                                FOR TAX PURPOSES       APPRECIATION          DEPRECIATION       ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------
GE S&S Program Mutual Fund         $4,204,187            $754,295             $(280,661)           $473,634
GE S&S Income Fund                  3,634,415              32,290               (52,492)            (20,202)

                                                               December 31, 2007
Notes to Financial Statements
--------------------------------------------------------------------------------


                              NET TAX APPRECIATION/                          UNDISTRIBUTED           POST
                                (DEPRECIATION) ON                          LONG-TERM GAINS/         OCTOBER
                             DERIVATIVES, CURRENCY    UNDISTRIBUTED          (ACCUMULATED           LOSSES
                              AND OTHER NET ASSETS        INCOME             CAPITAL LOSS)    (SEE DETAIL BELOW)
---------------------------------------------------------------------------------------------------------------------------
GE S&S Program Mutual Fund          $  --                $    26             $      143        $        --
GE S&S Income Fund                    249                  3,286                (34,302)           (17,607)

As of December 31, 2007, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


FUND                          AMOUNT         EXPIRES
--------------------------------------------------------------------------------
GE S&S Income Fund           $  8,770       12/31/13
                               25,532       12/31/14

During the year ended December 31, 2007 S&S Income Fund utilized capital loss carryovers in the amount of $6,665.

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2007 as follows:


FUND                          CAPITAL       CURRENCY
--------------------------------------------------------------------------------
GE S&S Income Fund            $17,599          $8


The tax composition of distributions paid during the years ended December 31, 2007 and December 31, 2006, were as follows:


                     ORDINARY    LONG-TERM
FUND                  INCOME  CAPITAL GAINS   TOTALS
--------------------------------------------------------------------------------
 GE S&S Program
  Mutual Fund
  2007              $  92,384     $427,741   $520,125
  2006                112,672      229,536    342,208
GE S&S Income Fund
  2007                139,914           --    139,914
  2006                135,156           --    135,156

DISTRIBUTIONS TO SHAREHOLDERS

GE S&S Income Fund declares investment income dividends daily and pays them monthly. The GE S&S Program Mutual Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized gains and losses on foreign currency contracts, futures and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses,

                                                               December 31, 2007
Notes to Financial Statements
--------------------------------------------------------------------------------


or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2007 were as follows:

                      UNDISTRIBUTED      ACCUMULATED
                     NET INVESTMENT     NET REALIZED
                         INCOME             LOSS
--------------------------------------------------------------------------------
GE S&S Program
   Mutual Fund          $(1,034)          $1,034
GE S&S Income
   Fund                     675             (675)

On June 29, 2007, the Fund adopted FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 did not have an impact on the Fund's net assets and financial statements. The Funds' 2004, 2005, 2006 and 2007 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM, and reimbursed by the Funds.

3.   LINE OF CREDIT

The Funds share a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street, which was established on November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the period ended December 31, 2007.

4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION EXPENSES

During 2007, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as shareholder servicing agent. These expenses are included as advisory and administration expenses

                                                               December 31, 2007
Notes to Financial Statements
--------------------------------------------------------------------------------

and shareholder servicing agent expense in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2007, $67,762 (dollars not in thousands) was charged to the GE S&S Program Mutual Fund and $34,633 (dollars not in thousands) was charged to the GE S&S Income Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

5.   INVESTMENT TRANSACTIONS
     (DOLLARS IN THOUSANDS)

PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2007, were as follows:

                           PURCHASES        SALES
--------------------------------------------------------------------------------
GE S&S Program
   Mutual Fund          $  2,561,449    $  2,739,970
GE S&S Income Fund        12,502,326      12,485,934

OPTIONS

During the year ended December 31, 2007, the S&S Income Fund had no written option activity/transactions.



SECURITY LENDING

At December 31, 2007, the following Funds participated in securities lending:

                     LOANED SECURITIES
                     AT MARKET VALUE
                        (INCLUDING          CASH
                     ACCRUED INTEREST)   COLLATERAL
--------------------------------------------------------------------------------
GE S&S Income Fund       $701,696         $716,121

Report of Independent Registered
Public Accounting Firm


KPMG


THE SHAREHOLDERS AND BOARD OF TRUSTEES
GE S&S FUNDS

We have audited the accompanying statements of assets and liabilities of the GE S&S Program Mutual Fund and GE S&S Income Fund, each a series of GE S&S Funds (collectively, the "Funds"), including the schedules of investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE S&S Program Mutual Fund and GE S&S Income Fund as of December 31, 2007, the results of their operations, changes in their net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP


Boston, Massachusetts
February 25, 2008

Tax Information, unaudited

For the year ended December 31, 2007
--------------------------------------------------------------------------------


SUMMARY

For the fiscal year ended December 31, 2007 certain dividends paid by the fund may be subject to a maximum income tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the ordinary dividends paid during the fiscal year, the following represent the amounts that may be considered qualified dividend income:
                                                             QUALIFIED
                                                              DIVIDEND
    FUND NAME                                                  INCOME
    ----------------------------------------------------------------------------
    General Electric S&S Program Mutual Fund                   71.96%


For corporate shareholders, of the ordinary dividends paid, the following represent the amounts that may be eligible for the dividends received deduction:

                                                              DIVIDENDS
                                                              RECEIVED
    FUND NAME                                                 DEDUCTION
    ----------------------------------------------------------------------------
    General Electric S&S Program Mutual Fund                   68.64%


During the year ended December 31, 2007, the following funds paid to shareholders of record on December 26, 2007, the following long-term capital gain dividends reported on Form 1099 for 2007:

    FUND NAME                                             PER SHARE AMOUNT
    ----------------------------------------------------------------------------
    General Electric S&S Program Mutual Fund                  $4.57064

Advisory Agreement Renewal, unaudited
--------------------------------------------------------------------------------


The Board of Trustees of each Fund considered and unanimously approved the continuance of the investment advisory agreements with GE Asset Management Incorporated ("GEAM") at a meeting held on December 19, 2007.

In considering whether to approve the Funds' investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM personnel.
The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances.

In connection with their approval of the Funds' investment advisory agreements, the Board members received and considered memoranda prepared by GEAM personnel that set forth detailed information, including substantial exhibits and other materials related to GEAM's business and the services it provides to each Fund. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal, compliance and finance departments, senior members of each relevant investment group (e.g., equity, fixed income) and research personnel. The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds' operations and the investment process employed for each Fund. The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these agreements in recent years, noting that the information they received was presented in a similar manner and format.

In reaching their determinations relating to continuance of the Funds' investment advisory agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the types of Funds they oversee; (iv) access to significant technological resources from which the Funds may benefit; and (v) a favorable history and

Advisory Agreement Renewal, unaudited

reputation. The Board members discussed the personnel changes made, and proposed to be made, by GEAM. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

In light of the foregoing, the Board members concluded that the services provided by GEAM were of a high quality and had benefited the Funds.

INVESTMENT PERFORMANCE OF THE FUNDS.

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in discussions regarding the investment process for each Fund, the portfolio management and supporting research personnel, the investment style and approach employed for each Fund, the likely market cycles for the investment style, and, in some instances, relative underperformance in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to each Fund's investment objective and investment approach. The Board members concluded that the Funds' performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES TO BE PROVIDED TO THE FUNDS.

The Board members considered the cost of the services provided by GEAM. The Board members noted that, under each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by the agreement and for the reasonable costs incurred by its affiliate, GE Investment Distributors, Inc. ("GEID"), in providing services specified in its agreement with the Funds as unitholder servicing agent. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services. The Board members also noted that none of the charges resulting from the Funds' arrangements with GEAM and GEID may include any element of profit.

The Board members reviewed the information they had requested from GEAM personnel concerning the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID. The Board members also discussed with GEAM personnel the basis for their belief that the methods of allocation used were reasonable and consistent across GEAM's business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED FOR THE BENEFIT OF FUND SHAREHOLDERS AS THE FUNDS GROW.

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board

Advisory Agreement Renewal, unaudited
--------------------------------------------------------------------------------


members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds' other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members reviewed and concurred with information provided by GEAM personnel, which showed how significant Fund asset growth can reduce a Fund's operating expenses.

COMPARISON OF SERVICES TO BE RENDERED AND COSTS TO BE INCURRED.

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds' expense ratios, and comparative information with respect to similar products.
They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each advisory agreement was in the best interests of the Funds and their shareholders.

Additional Information, unaudited
--------------------------------------------------------------------------------


INFORMATION ABOUT TRUSTEES AND EXECUTIVE OFFICERS:

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
JAMES W. IRELAND III
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   53

POSITION HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, Chief Executive Officer, and Director of GEAM since June 2007; President, NBC Universal Television Stations from December 1999 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of the Norman Rockwell Museum and
 St. Lawrence University; Trustee of Elfun Funds and General Electric Pension Trust since July 2007.

--------------------------------------------------------------------------------
PAUL M COLONNA
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM, 3001 Summer St. Stamford, CT 06905

AGE   39

POSITION HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - Less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President of GEAM since March 2007; President - Fixed Income at GEAM since March 2007; Senior Vice President-Total Return Management at GEAM from March 2005 to March 2007; Senior Vice President-Structured Products at GEAM from March 2002 to March 2005.

NUMBER OF PORFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE   N/A

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   58

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 20 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; President and Chief Executive Officer - Mutual Funds at GEAM since March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds and General Electric Pension Trust since 1988; Trustee of Fordham University and Elfun Foundation; Director, GE Asset Management (Ireland), GE Asset Management Funds Plc, GE Asset Management Canada Company, GE Asset Management Limited and GE Volunteers.

--------------------------------------------------------------------------------
KATHRYN D. KARLIC
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   52

POSITIONS HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - Less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President of GEAM since March 2004; President - Institutional Sales at GEAM since March 2007; President - Fixed Income at GEAM from March 2004 to March 2007; Senior Vice President Fixed Income of GEAM from 2002 to 2004.

NUMBER OF PORFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 2006; Trustee of Babson College since 1999.

Additional Information, unaudited
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RALPH R. LAYMAN
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   52

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 16 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President of GEAM since 1993; President - International Equity Investments at GEAM since March 2007; Executive Vice President - International Equity Investments at GEAM from 1993 to March 2007; Executive Vice President - International Equity Investments of GEIC from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President - International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1993.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM, 3001 Summer St. Stamford, CT 06905

AGE   46

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds, GE Institutional Funds and GE LifeStyle Funds since July 2007. Director of GE Investments Funds, Inc. since July 2007; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007.

--------------------------------------------------------------------------------
JUDITH A. STUDER
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   55

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 4 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President of GEAM since 2006; President - U.S. Equities at GEAM since June 2007; Executive Vice President - Investment Strategies from July 2006 to June 2007; Senior Vice President - International Equities of GEAM from 1995-2006; Senior Vice President
- Domestic Equities of GEAM from 1991-1995; Vice President of Domestic Equities from 1987-1991.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 2004.

--------------------------------------------------------------------------------
DONALD W. TOREY
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   51

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 14 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President of GEAM since 1997; President - Alternative Investments at GEAM since March 2007; Executive Vice President - Alternative Investments from 1997 to March 2007; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President - Alternative Investments of GEIC from 1997-2000; Executive Vice President - Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager - Mergers and Acquisitions Finance for GE from 1989-1993; Vice President
- Private Placements of GEIC from 1988-1989.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1993.

Additional Information, unaudited


--------------------------------------------------------------------------------
JOHN J. WALKER
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   54

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Operating Officer of GEAM since January 2008; Chief Financial Officer of GEAM from 1999-2008; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM); Chief Financial Officer of GE Capital - Global Consumer Finance from 1996-1999; Chief Financial Officer of GE Capital - Commercial Finance from 1992 to 1996; Finance Director of GE Capital - TIFC from 1988-1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1999.

GE S&S Mutual Funds' Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER

GE Asset Management Incorporated

PROGRAM TRUSTEES AND OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland III, TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF GE ASSET MANAGEMENT INCORPORATED (GEAM)

Paul M. Colonna, TRUSTEE, EXECUTIVE VICE PRESIDENT OF GEAM, PRESIDENT - FIXED INCOME

Michael J. Cosgrove, TRUSTEE, EXECUTIVE VICE PRESIDENT OF GEAM, PRESIDENT AND CEO - MUTUAL FUNDS

Kathryn D. Karlic, TRUSTEE, EXECUTIVE VICE PRESIDENT OF GEAM, PRESIDENT - INSTITUTIONAL SALES AND MARKETING

Ralph R. Layman, TRUSTEE, EXECUTIVE VICE PRESIDENT OF GEAM, PRESIDENT - INTERNATIONAL EQUITIES

Matthew J. Simpson, EXECUTIVE VICE PRESIDENT OF GEAM, GENERAL COUNSEL AND SECRETARY

Judith M. Studer, EXECUTIVE VICE PRESIDENT OF GEAM, PRESIDENT - U.S. EQUITIES

Donald W. Torey, EXECUTIVE VICE PRESIDENT OF GEAM, PRESIDENT - ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EXECUTIVE VICE PRESIDENT OF GEAM, CHIEF OPERATING OFFICER (AS OF 01/31/08)


PORTFOLIO MANAGERS
GE S&S PROGRAM MUTUAL FUND                   GE S&S INCOME FUND
TEAM MEMBERS:     George A. Bicher           Team led by Paul M. Colonna
                  Stephen V. Gelhaus         TEAM MEMBERS:    Sinha Chitranjan
                  Thomas R. Lincoln                           William Healey
                  Paul C. Reinhardt                           Mark H. Johnson
                                                              James F. Palmieri
                                                              Vita Marie Pike


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP


CUSTODIAN
State Street Bank & Trust Company


SHAREHOLDER SERVICING AGENT
Address all inquiries INSIDE the Program to:      Address all inquiries OUTSIDE
   GE S&SP Transaction                              the Program to:
   Processing Center                                  GE Funds
   P.O. Box 44079                                     c/o PFPC Inc.
   Jacksonville, FL 32231-4079                        P.O. Box 9838
                                                      Providence, RI 02940

Shareholder Services
--------------------------------------------------------------------------------


DAILY VALUE, YIELDS/PERFORMANCE:   1-800-843-3359



INSIDE THE SAVINGS & SECURITY PROGRAM

     Shares or units held INSIDE the Program have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Program, please refer to Your Personal Share statement (a copy of which may be obtained at the web site listed below) or GE Savings and Security Program Annual Statement. You may obtain additional information and process account transactions on investments held INSIDE the Program by calling:


GE S&SP TRANSACTION PROCESSING CENTER: 1-800-432-4313

    OR VISIT BENEFITS.GE.COM


OUTSIDE THE SAVINGS & SECURITY PROGRAM

     If shares of Program Mutual and Income Funds have been distributed to you from the Program, information on these investments may be obtained by calling:


GE ASSET MANAGEMENT-- SHAREHOLDER SERVICES:  1-800-242-0134
    OR VISIT WWW.GEAM.COM

                      [This Page Left Intentionally Blank]

                      [This Page Left Intentionally Blank]

GE S&S FUNDS
3001 SUMMER STREET
STAMFORD, CT 06905



DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900


WWW.GEAM.COM



The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds' website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds' website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.


[GE LOGO OMITTED]
                                                                     SS-1 (2/08)


ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $15,500 in 2006 and $16,300 in 2007.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the S&S Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2003 or 2004 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2006 and $0 in 2007.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of John H. Myers and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC S&S INCOME FUND

By:   /S/JAMES W.IRELAND
      James W.Ireland
      TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
      GE ASSET MANAGEMENT INCORPORATED

Date:  March 07, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/JAMES W.IRELAND
      James W.Ireland
      TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
      GE ASSET MANAGEMENT INCORPORATED


Date:  March 07, 2008

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, S&S FUNDS

Date:  March 07, 2008

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.